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                                 EXHIBIT 10.126


                                 AMENDMENT NO. 7 (the "Amendment") dated as of June 16, 2000 to the CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT, dated as of December 20, 1996, as amended (the "Credit Agreement"), among TRIMARK PICTURES, INC., a California corporation, and TRIMARK TELEVISION, INC., a Delaware corporation (each a "Borrower" and together, the "Borrowers"), the Guarantors named herein, the Lenders referred to herein, THE CHASE MANHATTAN BANK, a New York banking corporation, as Agent (the "Administrative Agent") for the Lenders and THE CHASE MANHATTAN BANK as Fronting Bank (the "Fronting Bank").

                             INTRODUCTORY STATEMENT

                  The Borrowers and the Guarantors have now requested that the Lenders amend certain provisions of the Credit Agreement. The Lenders are willing to comply with such request on the terms and subject to the conditions hereinafter set forth.

                  Accordingly, the parties hereto hereby agree as follows:

                  Section 1. DEFINED TERMS. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions in Section 3 hereof, the Credit Agreement is hereby amended effective as of the date hereof, as follows:

                  (a) Section 2.6(b) of the Credit Agreement is hereby amended to insert $45,000,000 in column (b) in place of $40,000,000.

                  Section 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent.

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EXHIBIT 10.126.  (CONTINUED)

                  (a) The Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of each party hereto;

                  (b) All legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties hereby represents, warrants and acknowledges to the Administrative Agent (on behalf of itself, Fronting Bank and the Lenders) that:

                  (a) Their respective obligations to the Lenders under the Credit Agreement remain in full force and effect.

                  (b) The representations and warranties contained in the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

                  (c) After giving effect hereto, each of the Credit Parties is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement or any other Fundamental Document.

                  (d) The acknowledgments, representations and warranties in this Section 4 have been a material inducement for the Lenders to agree to enter into this Amendment,
                           (ii) the Lenders are relying on such acknowledgments, representations and warranties, and (iii) the Lenders would not have entered into this Amendment without such acknowledgments, representations and warranties.

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EXHIBIT 10.126.  (CONTINUED)

                  Section 5. FULL FORCE AND EFFECT. Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default under the Credit Agreement, in either case whether or not known to the Lenders. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used herein, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules hereto or to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

                  Section 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute as an original, but all of which when taken together shall constitute but one instrument.

                  Section 8. EXPENSES. The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, performance or enforcement of this Amendment, the Credit Agreement or the other Fundamental Documents and any other documentation contemplated hereby or thereby, including, but not limited to, the reasonable fees and disbursements of external legal counsel for the Administrative Agent and the allocated costs and charges of its internal legal counsel.

                  Section 9. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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EXHIBIT 10.126.  (CONTINUED)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                                     TRIMARK PICTURES, INC.
                                     TRIMARK TELEVISION, INC.
                                     TRIMARK HOLDINGS, INC.
                                     TRIMARK MUSIC
                                     CHEAP DATE, INC.
                                     WRITERS ON THE WAVE
                                     PURPLE TREE PRODUCTIONS, INC.
                                     LOVING GUN PRODUCTIONS, INC.
                                     TRIMARK INTERACTIVE

                                     By
                                       ----------------------------------------
                                     Name:
                                     Title:
                                     Authorized Signatory for each of
                                     the foregoing

                                     THE CHASE MANHATTAN BANK,
                                     individually and as Administrative
                                     Agent

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     CITY NATIONAL BANK

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                     COMERICA BANK-CALIFORNIA

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                     FIRST HAWAIIAN BANK

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

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EXHIBIT 10.126.  (CONTINUED)

                                     IMPERIAL BANK

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                     SILICON VALLEY BANK

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                     THE SUMITOMO TRUST & BANKING CO.,
                                     LTD., NEW YORK BRANCH

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                     DE NATIONALE INVESTERINGSBANK N.V.

                                     By
                                       ----------------------------------------
                                       Name:
                                       Title: